Exhibit A

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, CO 80202
(303) 863-1000
          - and -
555 Twelfth Street, NW
Washington, DC 20004 (202) 942-5000
          -and-
399 Park Avenue
New York, NY 10022 (212) 715-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
David I. Swan, Esq.
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and Debtors-in-Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:                                                    )
                                                            )          Case No. 04-13819-SSM
                                                            )          Jointly Administered
US AIRWAYS, INC., et al.1,                 )          Chapter 11
                                                            )          Hon. Stephen S. Mitchell
                    Debtors.                         )
_______________________________)

ORDER PURSUANT TO 11 U.S.C. SECTION 105(a), 362, 363, 365, 1110 AND FED. R. BANKR. P. 9019 AUTHORIZING THE DEBTORS TO IMPLEMENT TRANSACTIONS AGREED TO WITH AIRBUS NORTH AMERICA SALES INC., INCLUDING, WITHOUT LIMITATION, THE DEBTORS' ENTRY INTO CERTAIN AMENDMENTS TO CERTAIN PURCHASE AGREEMENTS FOR AIRBUS AIRCRAFT WITH AVSA, S.A.R.L. AND AN AGREEMENT WITH AIRBUS FINANCIAL SERVICES

     Upon the motion (the "Motion") of US Airways, Inc. ("US Airways") and US Airways Group, Inc. ("Group"), debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors"), for an order pursuant to sections 105(a), 362, 363, 365, and 1110 of title 11 of the United States Code, 11 U.S.C. Section 101, et seq. (the "Bankruptcy Code") and Rule 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), authorizing the Debtors to implement the transactions agreed to by the Debtors and Airbus North America Sales Inc. ("Airbus North America") substantially in accordance with that certain Letter Agreement, dated December 17, 2004, a copy of which is attached to the Motion as Exhibit B (the "Airbus Letter Agreement"), which transactions include:

           (i) the Debtors' entry into certain amendments to that certain Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997 (as amended, the "A320 Purchase Agreement"), between AVSA, S.A.R.L. ("AVSA"), as Seller, and Group, as Buyer;
           (ii) the Debtors' entry into certain amendments to that certain Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998 (as amended, the "A330 Purchase Agreement," and together with the A320 Purchase Agreement, the "Purchase Agreements"), between AVSA, as Seller, and Group, as Buyer;

           (iii) the Debtors' entry into that certain Agreement (the "AFS Agreement"), between Airbus Financial Services ("AFS," and together with Airbus North America, AVSA, Aviateur International Limited, and their respective affiliates, the "Airbus Entities") and US Airways; and

           (iv) the Debtors waiver of certain potential avoidance actions;
          and it appearing that the relief requested therein is necessary to allow for the Debtors' continued use of certain Airbus aircraft, and to further the Debtors' continued rationalization of their fleet in connection with their reorganization efforts; and it further appearing that notice of the Motion is sufficient and complies with the requirements of Bankruptcy Rules 2002, 4001(c) and 4001(d); and for good cause shown; the Court finds that:

       On September 12, 2004 (the "Petition Date"), the Debtors commenced these chapter 11 cases (the "Cases") by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the Court.
       The Debtors have continued in the management and operation of their businesses as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in these Cases, and on September 21, 2004, the United States Trustee appointed an Official Committee of Unsecured Creditors (the "Creditors' Committee") for these Cases.
       It has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. Section 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2). The statutory predicates for relief sought herein are sections 105, 362, 363, 365, and 1110 of the Bankruptcy Code and Rule 9019 of the Federal Rules of Bankruptcy Procedure. Venue of the cases in this Court is proper pursuant to 28 U.S.C. Section 1408 and 1409.
       The relief granted by this Order is an important component in the Debtors' efforts to successfully reorganize, and will assist the Debtors to meet the cost savings required by their Transformation Plan. The consummation of the transactions contemplated by the Airbus Letter Agreement, including, without limitation, the Debtors' entry into each of the Airbus Agreements, will allow the Debtors to (i) resolve certain existing issues and claims among the parties, (ii) terminate the Debtors' rights and obligations to acquire the 35 Purchase Right Aircraft, (iii) implement a delayed delivery schedule with respect to Airbus aircraft to be delivered under each of the Purchase Agreements, (iv) receive in excess of $3.1 million, as a result of the immediate conversion of available credit memoranda to cash, and to continue to use the balance of available credit memoranda in connection with the purchase of goods and services from AVSA and its affiliates, and (v) receive in excess of $2.9 million, as a result of the cancellation of their rights and obligations to acquire the 35 Purchase Right Aircraft. The transactions contemplated by the Airbus Letter Agreement, including, without limitation, the Debtors' entry into each of the Airbus Agreements, therefore, is necessary to the Debtors' successful reorganization and in the best interests of the Debtors, their creditors and other parties-in-interest.

  AIRBUS LETTER AGREEMENT

       The Airbus Letter Agreement, and the transactions contemplated thereby, including without limitation, the Debtors' entry into each of the Airbus Agreements, as described more fully in the Motion, will facilitate the implementation of the Debtors' Transformation Plan and successful reorganization.
       The transactions contemplated in substantial conformity with the terms and conditions of the Airbus Letter Agreement, a copy of which is attached as Exhibit B to the Motion, are fair under the current circumstances to all parties and necessary to the success of the Debtors' reorganization.
       The Debtors have engaged in good faith, extensive and arm's-length negotiations with the relevant Airbus Entities, and have demonstrated good, sufficient and sound business judgment in determining to enter into the Airbus Letter Agreement and the transactions with the relevant Airbus Entities contemplated therein, including, without limitation, the Airbus Agreements, pursuant to sections 105(a), 362, 363, 365, and 1110 of the Bankruptcy Code.
       The resolution of the current disputes with the Airbus Entities as provided in the Airbus Letter Agreement is fair and reasonable and in the best interests of their estates and creditors, based on the Court's analysis of (i) the probability of the Debtors' success in potential litigation, (ii) the likely difficulty in collection, (iii) the complexity of the potential litigation with the attendant expense, inconvenience and delay, and (iv) the paramount interests of the estates and creditors of the Debtors.
       The Court hereby determines that no further consents, other than as provided for in the Airbus Letter Agreement and Airbus Agreements, are required to implement and consummate the transactions contemplated by the Airbus Letter Agreement and Airbus Agreements, the documents to be executed pursuant thereto and/or the performance of any of the transactions contemplated thereby.
       The relief requested in the Motion is in the best interests of the Debtors, their estates and their creditors.
       The terms and conditions of the transactions contemplated by the Airbus Letter Agreement, as attached to the Motion as Exhibit B and evidenced by the Airbus Agreements, are fair, reasonable and the best available under the circumstances, reflect the Debtors' exercise of prudent business judgment and are supported by reasonably equivalent and fair value.

  EXECUTION AND PERFORMANCE OF THE AIRBUS AGREEMENTS

       The Debtors have demonstrated both (i) good, sufficient, and sound business purpose and justification and (ii) compelling circumstances for the entry into each of the Airbus Agreements. Approval and consummation of such transactions, as provided for in the Airbus Letter Agreement, are in the best interests of the Debtors, their creditors, their estates, and other parties in interest and constitute a sound exercise of the Debtors' business judgment.
       The terms and conditions of the Airbus Agreements were negotiated by the Debtors and the relevant Airbus Entities, without collusion, in good faith, and from arm's-length bargaining positions. In addition, neither the Debtors nor the Airbus Entities engaged in any conduct that would cause or permit the Airbus Letter Agreement or Airbus Agreements to be avoided under section 363(n) of the Bankruptcy Code.

  NOTICE

       Notice of the relief requested in the Motion was given to: (i) the United States Trustee for the Eastern District of Virginia (the "U.S. Trustee"); (ii) Otterbourg, Steindler, Houston & Rosen, P.C., lead counsel to the Creditors' Committee (the "Creditors' Committee"), Attn: Scott L. Hazan, Esq.; (iii) the Air Transportation Stabilization Board (the "ATSB"); and (iv) those parties as required by, and in accordance with, the Order Establishing Omnibus Hearing Dates and Authorizing Certain Electronic Notice, Case Management and Administrative Procedures (entered on September 15, 2004 at Docket No. 121) (the "Case Management Order"). Such notice constitutes good and sufficient notice of the Hearing in accordance with Bankruptcy Rules 2002(a), 4001(c) and 4001(d) and section 102(1) of the Bankruptcy Code, as required by sections 105(a), 362, 363, 365, and 1110. No other or further notice is necessary.
       The findings and conclusions set forth herein constitute the Court's finding of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the foregoing findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

          Upon the record herein after due deliberation thereon good and sufficient cause exists for the granting of the relief as set forth herein,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

          1.      The Motion is GRANTED.

          2.      The Airbus Letter Agreement and the transactions contemplated therein, as evidenced by the Airbus Agreements, are approved, and the Debtors are authorized to implement such transactions, including the Debtors' entry into each of the Airbus Agreements with the relevant Airbus Entities, and performance of all obligations thereunder, and to execute and deliver (without the need for further Court order) such other documents, agreements and instruments as shall be necessary and appropriate to reflect and constitute definitive documentation of the transactions contemplated by the Airbus Letter Agreement, consistent with the terms set forth in Exhibit B to the Motion.

          3.      The failure specifically to include any particular provisions of the Airbus Letter Agreement or the Airbus Agreements in this Order shall not diminish or impair the efficiency of such provisions, it being the intent of the Court that the transactions contemplated by the Airbus Letter Agreement, as evidenced by the Airbus Agreements, be approved in its entirety.

          4.      With respect to the Debtors' option, during the pendency of these Cases, to purchase not less than all of the Class C Pass Through Certificates Series 2001-1 and the 8.39% Pass Through Certificates, Series 2000-3C, Class C, as provided for under the AFS Agreement, the Debtors shall not exercise such option without the prior written consent of the ATSB Lender Parties to the use of Cash Collateral (each as defined in the First Supplemental Order I) Authorizing Debtors' Use of Cash Collateral and II) Providing Adequate Protection Pursuant to Bankruptcy Rules 4001(b) and 4001(d) (Docket No. 1590)) in connection therewith, and a copy of such consent, if given, shall be delivered to AFS in connection with such purchase.

          5.      Neither the Debtors' entry into the Airbus Letter Agreement nor their entry into any amendment to either of the Purchase Agreements shall constitute an assumption of the Purchase Agreements, and neither the Debtors' entry into the Airbus Letter Agreement nor their entry into the AFS Agreement shall constitute an assumption (to the extent that either of such agreements constitutes an executory contract) of the Certificate Purchase Agreement or the Damages Waiver Agreement (each as defined in the AFS Agreement), in each case under section 365(a) of the Bankruptcy Code or otherwise, and the Debtors fully reserve all of their rights in such regard.

          6.      This Order and the transactions contemplated by the Airbus Letter Agreement, as evidenced by the Airbus Agreements, shall be binding on any subsequent chapter 11 or chapter 7 trustee who may be appointed or elected in these cases or any succeeding chapter 7 case.

          7.      Each officer or authorized signatory of the Debtors as may be so authorized by resolutions of the Board of Directors or shareholders of each of the Debtors, acting singly, is authorized to execute and deliver each of the Airbus Letter Agreement and Airbus Agreements, such execution and delivery being conclusive of their respective authority to act in the name of and on behalf of the Debtors.

          8.      The agreements reached in the Airbus Letter Agreement, as evidenced by the Airbus Agreements, constitute and evidence the valid and binding obligations of each of the Debtors, which obligations shall be enforceable against each of the Debtors in accordance with the terms thereof and this Order.

          9.      This Order shall constitute findings of fact and conclusions of law and shall take effect and be fully enforceable immediately upon execution hereof.

          10.      The Airbus Letter Agreement, the Airbus Agreements and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement has no material adverse effects on the Debtors' estates or is to reflect the terms and provisions of this Order, and provided, further, that such parties will provide the Creditors' Committee and the ATSB with at least five (5) days prior written notice of any such modification. The Debtors are authorized to execute all documents and instruments and to take all actions it deems appropriate to consummate the transactions contemplated in the Motion and the Airbus Letter Agreement, as evidenced by the Airbus Agreements.

          11.      This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

Dated: Alexandria, Virginia
     January __, 2005

                                                  ____________________________
                                                  Honorable Stephen S. Mitchell
                                                  United States Bankruptcy Judge

WE ASK FOR THIS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

-and-

555 Twelfth Street, NW
Washington, DC 20004
(202) 942-5000

-and-

399 Park Avenue
New York, New York 10022
(212) 715-1000

-and-

/s/ Douglas M. Foley

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
David I. Swan, Esq.
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and
Debtors-in-Possession

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(1) The Debtors are the following entities: US Airways, Inc., US Airways Group, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc. and Material Services Company, Inc.

(2) Capitalized terms used, but not otherwise defined, herein shall have the meanings given such terms in the Motion.